Rule 497(e)
                                      Registration Nos. 333-168727 and 811-22452



                            FIRST TRUST SERIES FUND

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                  (the "Fund")

                      SUPPLEMENT TO THE FUND'S PROSPECTUS
       DATED MARCH 1, 2016, AS PREVIOUSLY SUPPLEMENTED ON MARCH 23, 2016

                               DATED JUNE 2, 2016

       1. Notwithstanding anything to the contrary in the prospectus for the Fund, the section entitled "Principal Risks-Portfolio Turnover Risk" in the prospectus is replaced in its entirety with the following:

              PORTFOLIO TURNOVER RISK. The Fund's investment strategy may frequently involve buying and selling portfolio securities. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.



  PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS FOR FUTURE REFERENCE